SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) February 15, 2002

                                 INTERIORS, INC.
             (Exact name of registrant as specified in its charter)



                                    Delaware
         (State or other jurisdiction of incorporation or organization)



                  0-24352                         13-3590047
          (Commission File Number)          (IRS Employer Identification Number)


                                91 French Avenue
                         Braintree, Massachusetts 02184
                    (Address of principal executive offices)

                                 (781) 848-2133
              (Registrant's telephone number, including area code)









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Item 4.           Change in Registrant's Certifying Accountant

(a) Previous Independent Accountants

    i) On February 15, 2002, Registrant dismissed Arthur Andersen, LLP its independent accountants.

  (ii) The report of Arthur Andersen, LLP on the 2001 and 2000 financial statements of Registrant contained no adverse opinion, disclaimer of opinion or modification of the opinion except that their report on the 2001 financial statements contains an explanatory paragraph that states that "the Company has experienced recurring net losses and negative cash flows from continuing operations and at June 30, 2001, had a net working capital deficit and negative stockholders' equity. In addition, as discussed in Notes 1 and 3, the Company is discontinuing a majority of its operations and the ultimate amount of sale proceeds from such disposition is not currently expected to satisfy its liabilities. These factors raise substantial doubt about the Company's ability
to continue as a going concern.   The  financial  statements  do  not  include
any adjustments that might result from the outcome of this uncertainty.

 (iii) Registrant's Board of Directors approved the decision to change independent accountants.

  (iv) In connection with its audits for the two most recent fiscal years and the subsequent period preceding February 15, 2002, there have been no disagreements with Arthur Andersen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen, LLP would have caused them to make reference thereto in their report on the financial statements.

   (v) During the two most recent fiscal years and through February 15, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)
(1)(v)).

  (vi) Registrant requested that Arthur Andersen, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Company will file an amendment to its Form 8-K when it receives such letter.

(b) New Independent Accountants

         (i) Registrant engaged Feldman Sherb & Co., P.C. ("FS") as its new independent accountants as of February 15, 2002. During the two most recent fiscal years and through February 15, 2002, Registrant has not consulted with Feldman Sherb & Co. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's consolidated financial statements, and no written report or oral advice was provided to Registrant that Feldman Sherb & Co. concluded was an important factor considered by Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

         (ii) During the two most recent fiscal years and through February 15, 2002, Registrant has not consulted with Arthur Andersen, LLP regarding any matter that was either the subject of a disagreement, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of the Regulation S-K or a reportable event, as that term is defined in Item 304(a)
(1)(iv) of Regulation S-K.

Item 7.           Financial Statements and Exhibits

Financial Statements

         None.

Exhibits

         None.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INTERIORS, INC.



                                          By:/s/ Mark Allen
                                                 -------------------
                                                 Mark Allen
                                                 President
Date: February 15, 2002